================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934
--------------------------------------------------------------------------------
                         October 21, 2002 Date of Report
                       (Date of earliest event reported):

                            ELECTRIC FUEL CORPORATION
             (Exact name of registrant as specified in its charter)

       Delaware                          0-23336                 95-4302784
(State or other jurisdiction           (Commission             (IRS Employer
  of incorporation)                    File Number)          Identification No.)

 632 Broadway, Suite 301, New York, New York                    10012
 (Address of Principal Executive Offices)                     (Zip Code)

       Registrant's telephone number, including area code: (212) 529-9200


          (Former name or former address, if changed since last report)



================================================================================

Item 5. Other Events and Regulation FD Disclosure.

     In accordance with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, the Registrant notes that certain statements set forth in this Current Report on Form 8-K may constitute forward-looking statements, as defined in the Private Securities Litigation Reform Act of 1995. These statements are subject to various risks and uncertainties that may cause actual results to vary significantly. These risks and uncertainties include, but are not limited to, risks relating to: product and technology development; the uncertainty of the market for Electric Fuel's products; changing economic conditions; delay, cancellation or non-renewal of purchase orders; significant future capital requirements; our ability to quickly and smoothly execute the change in leadership as a result of our current CEO's resignation; and other risk factors detailed in Electric Fuel's most recent annual report on Form 10-K for the fiscal year ended December 31, 2001, Electric Fuel's Form S-3 registration statements filed in September 2002, and other filings with the Securities and Exchange Commission. Readers should consider all of these risk factors as well as other information contained in this report.

     On October 21, 2002, the Registrant publicly disseminated a press release announcing that Yehuda Harats, its president and CEO and a member of the Board, had decided to resign from his positions with the Registrant and its subsidiaries in order to pursue other interests. The Registrant also announced that it will discontinue retail sales of its INSTANT POWER(R) consumer battery products because of the high costs associated with consumer marketing and low volume manufacturing. The move is expected to significantly accelerate progress toward achieving positive cash flow in 2003. The Registrant will continue to fulfill all its existing contractual obligations, online sales, and sales to OEMs and the military.

     The Registrant also announced that its Board of Directors had selected Robert S. Ehrlich, Chairman of the Board, to be the new President and CEO.

     The Registrant noted in the press release that the discontinuation of the consumer retail products will result in a one-time, pre-tax charge of approximately $8.5 million, reflecting a write-down of inventory and fixed assets as well as costs associated with the reduction in the Registrant's workforce. Almost all these charges are non-cash impacting items.

     A copy of the press release is included herein as Exhibit 99.1. The information contained in the press release is incorporated by reference into this Item 5 and the foregoing description of such document is qualified in its entirety by reference to this exhibit.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits


  Exhibit
   Number                                      Description
   ------                                      -----------
    99.1                                Press release dated October 21, 2002

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  ELECTRIC FUEL CORPORATION
                                       (Registrant)


                             By:       /s/ Robert S. Ehrlich
                                  ---------------------------------------
                                  Name:   Robert S. Ehrlich
                                  Title:  Chairman of the Board, President
                                          and CEO

Dated:   October 22, 2002

                                  EXHIBIT INDEX


     The following exhibits are filed with the Current Report on Form 8-K.

     Exhibit
     Number                                          Description
     ------                                          -----------
      99.1                                 Press release dated October 21, 2002

                                                                  Corporate News
                             632 Broadway, Suite 301
                            New York, New York 10012
                    Tel: (212) 529-9200   Fax (212) 529-5800
                              www.electric-fuel.com

FOR IMMEDIATE RELEASE

                          ELECTRIC FUEL CEO STEPS DOWN;
       DISCONTINUES UNPROFITABLE CONSUMER BATTERY OPERATIONS TO FOCUS ON
                         DEFENSE AND SECURITY BUSINESS
                           --------------------------

                   Company Projects Positive Cash Flow in 2003


     New York,  NY - October 21,  2002 - Electric  Fuel  Corporation  (NasdaqNM:
EFCX) announced today that Yehuda Harats, its president and CEO and a member of the Board, has decided to resign from his positions with the Company and its subsidiaries in order to pursue other interests.

     The Company also announced that it will discontinue retail sales of its INSTANT POWER(R) consumer battery products because of the high costs associated with consumer marketing and low volume manufacturing. The move is expected to significantly accelerate progress toward achieving positive cash flow in 2003. The Company will continue to fulfill all its existing contractual obligations, online sales, and sales to OEMs and the military.

     The decision will enable the Company to focus on its defense and security related businesses: the "use of force" simulator business operated by the Company's IES Interactive Training subsidiary; the car armoring business operated by the Company's MDT subsidiary; and the Company's military and OEM battery business, which produces batteries for the U.S. Armed Forces, U.S. and Israeli security agencies, as well as high tech battery solutions for unmanned aircraft and vehicles.

     The Board of Directors selected Robert S. Ehrlich, Chairman of the Board, to be the new President and CEO. Mr. Ehrlich has an extensive background in corporate restructuring at Mattel, Inc. and Fresenius Medical Systems, Inc. When Mr. Ehrlich joined Fresenius as CEO and Chairman, its revenues were $16 million; when he left the Board, its revenues had climbed to $3.5 billion.

     "In pursuit of the best interests of our shareholders, we have made a strategic decision to arrest the negative cash flows stemming from the retail business," Mr. Ehrlich stated. "The division has used up capital well beyond our resources over the past few years, and this has stymied the Company's growth."

     The discontinuation of the consumer retail products will result in a one-time, pre-tax charge of approximately $8.5 million, reflecting a write-down of inventory and fixed assets as well as costs associated with the reduction in the Company's workforce. Almost all these charges are non-cash impacting items.

     "We remain committed to our zinc-air electric vehicle program, which we believe is weeks away from gaining additional funding, and to our growing and profitable defense and security-related businesses. With this decisive move and new business plan, we plan to reduce our burn rate to zero and reach break-even as early as the first half of 2003, and to build from there," Ehrlich said.

     Mr. Harats served as President and CEO of Electric Fuel since its inception in 1990. His engineering background and innovative thinking were instrumental in the development of the Company's flagship zinc-air products for the transportation, consumer electronics, and safety sectors.

     Mr. Harats commented, "While I will no longer be involved with Electric Fuel's management, I am still a strong believer in the Company's zinc-air technology. As a significant shareholder, I am confident that Electric Fuel will continue to make progress."

Conference Call

     There will be a special conference call on Tuesday, October 22, 2002 at 10:00 AM EDT to discuss this press release. To take part in the conference call, please dial 1 (800) 289-0528 (U.S.) or + 1 (913) 981-5522 (International) a few
minutes before the 10:00 AM EDT start time. For your convenience, an instant replay will be available Tuesday, October 22, 2002 at 1:00 PM EDT until Thursday, October 24, 2002 at 8:00 PM EDT. The replay telephone numbers are 1
(888) 203-1112  (U.S.);  +1 (719)  457-0820  (International).  The  confirmation number is 599715.

About Electric Fuel

     Electric Fuel Corporation (www.electric-fuel.com) is a world leader in primary and refuelable zinc-air fuel cell technology, pioneering advancements in battery technology for defense and security products and other military applications and electric vehicles. Electric Fuel also develops, manufactures and markets advanced hi-tech multimedia and interactive digital solutions for training of military, law enforcement and security personnel, as well as using state of the art lightweight materials and advanced engineering processes to armor vehicles.

     Electric Fuel has corporate and sales offices in New York and London and conducts its research, development and production activities through subsidiaries in Israel and Colorado, and at its production facilities in Israel and in Auburn, Alabama, where it develops and manufactures advanced batteries for the defense market.

COMPANY CONTACT:
Conrad F. Mir
Director of Investor Relations
(212) 529-9200, ext 111
mir@electric-fuel.com

Except for the historical information herein, the matters discussed in this news release include forward-looking statements, as defined in the Private Securities Litigation Reform Act of 1995. Readers are cautioned not to place undue reliance on these forward-looking statements, as they are subject to various risks and uncertainties that may cause actual results to vary significantly. These risks and uncertainties include, but are not limited to, risks relating to: product and technology development; the uncertainty of the market for our products; changing economic conditions; delay, cancellation or non-renewal of purchase orders; significant future capital requirements; our ability to quickly and smoothly execute the change in leadership as a result of our former CEO's resignation; and other risk factors detailed in Electric Fuel's most recent annual report on Form 10-K for the fiscal year ended December 31, 2001, Electric Fuel's Form S-3 registration statements filed in September 2002, and other filings with the Securities and Exchange Commission. Electric Fuel assumes no obligation to update the information in this release. Reference to the Company's website above does not constitute incorporation of any of the information thereon into this press release.